Exhibit 99.1

NetWolves                                        Solutions For a Connected World

For Immediate Release

Contact:
Britt M. Isaac
NetWolves Corp.
(813) 286-8644
britt.isaac@netwolves.com


        NetWolves Reports First Quarter Financial and Operating Results

               Achieves second consecutive profitable quarter and
                   ninth consecutive quarter of revenue growth

Tampa, Fla. November 16, 2004 NetWolves Corp. (NASDAQ: WOLV), a global network continuity and security provider, today announced its financial and operating results for the first quarter ended Sept. 30, 2004.

The company reported fiscal first quarter revenue of $7.1 million, which represents an increase of $1.1 million or 18 percent from the comparable quarter of fiscal 2004. The company's first quarter revenue represents an increase of approximately $300,000 or 4 percent from the fourth quarter for the fiscal year ended June 30, 2004. The company reported net income for the first quarter of $14,000 compared to a net loss of $924,000 during the same quarter of the prior year. The company's strong financial foundation includes $15.9 million in total assets and no long-term debt.

"We are thrilled to have achieved our second consecutive quarter of profitability and to have exceeded our forecast of $7 million in revenue for the first quarter of this fiscal year. The financial foundation that we have built for this company is evidence of our ongoing commitment to increase shareholder value," said Walter M. Groteke, chairman and chief executive officer for NetWolves. "We have also made tremendous progress with our Partnership for
Success program and believe that our new Voice over IP and retail kiosk solutions are going to provide strong support for our corporate strategy focusing on diversifying revenue streams. We are accomplishing this goal by providing our customers with the latest network continuity and security innovations so that they may deploy today's most advanced network-edge applications while minimizing their total cost of ownership."

Recent company highlights:

-- Deloitte & Touche USA LLP recently released a report ranking NetWolves among the top 500 fastest growing technology companies in North America. NetWolves ranks No. 197 on the Deloitte Technology Fast 500, which is based on percentage fiscal year revenue growth over the last five years. NetWolves' revenue increase between 1999 and 2004 was more than 1,000 percent, according to the report.
-- NetWolves announced the availability of its new Voice over IP (VoIP) service, which enables international and multi-location enterprises to significantly reduce their telecommunications expenses without expensive equipment installations. NetWolves has begun piloting the new service with several of its customers.

-- The first installation of NetWolves Integrated Consumer Kiosk has been completed successfully, resulting in a strong demand from potential customers in the retail industry. This solution includes advanced applications at the edge of the network, and NetWolves' network continuity and security services including WiFi and satellite broadband.

-- Several new strategic, technology and channel partners have joined NetWolves' Partnership for Success program, which was introduced in August. This program is a key element of the company's long-term revenue diversification strategy.

-- NetWolves introduced its Mobile Office Internet access solution to increase the productivity of business travelers that need to stay connected while they are on the road.

-- NetWolves announced its SSL VPN service, which enables customers to provide business partners and mobile office workers with convenient and secure access to shared network resources.

The company will host a conference call today at 2:00 p.m. Eastern to discuss its financial and operating results. Shareholders, the investment community and the media are invited to participate by calling 1-877-502-9274. A replay will be available until midnight Nov. 29, 2004, which can be accessed by calling 1-888-203-1112 and entering the passcode 831080. Transcripts will also be available by contacting investor@netwolves.com approximately three days after the event.


About NetWolves Corporation

NetWolves Corp. is a global network continuity and security provider that supports in excess of 1,000 companies in more than 65 countries. As a neutral FCC-licensed carrier with a proprietary network communications and management infrastructure, NetWolves provides a cost-effective, comprehensive and reliable network communications service. Some of NetWolves' customers include General Electric, Swift Transportation, Bristol-Myers Squibb, McLane Company, JoAnn Stores, The Sutherland Group and Marchon Eyewear. NetWolves is headquartered in Tampa, Fla. Additional information is available at www.netwolves.com or by calling 1-888-638-9658.

                                      ###

Forward Looking Statements

All statements other than statements of historical fact included herein, including without limitation statements regarding the Company's financial position, business strategy, and the plans and objectives of the Company's management for future operations, are forward looking statements. When used in this release, words such as "anticipate," "believes," "estimate," "expect," "should," "intend," "projects," "objective," and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management, as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, ability to raise additional funds, competitive factors and pricing pressure and capacity and supply constraints. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. Readers are cautioned not to place undue reliance on these forward- looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

                     NETWOLVES CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS


                                                                                  September 30,           June 30,
                                                                                      2004                  2004
                                                                               ------------------   ------------------
                                                                                   (Unaudited)
ASSETS

Current assets
     Cash and cash equivalents                                                $        4,084,163    $        5,439,345
    Accounts receivable, net of allowance of $165,370 and $131,678 at
      September 30, 2004 and June 30, 2004, respectively                               5,000,774             3,421,185
     Inventories                                                                         339,486                79,764
     Prepaid expenses                                                                    276,704               277,869
     Other current assets                                                                 16,189                30,993
                                                                              ------------------    ------------------
         Total current assets                                                          9,717,316             9,249,156
                                                                              ------------------    ------------------
Restricted cash                                                                           25,638                25,566
                                                                              ------------------    ------------------
Property and equipment, net                                                              359,774               399,355
                                                                              ------------------    ------------------
Internally developed software, net                                                         6,522                12,594
                                                                              ------------------    ------------------
Identifiable intangible assets
Patent                                                                                    61,243                58,106
Licenses                                                                                 203,000               203,000
Contractual customer relationships, net                                                1,401,980             1,526,851
Computer billing software, net                                                           521,043               568,043
                                                                              ------------------    ------------------
         Total identifiable intangible assets                                          2,187,266             2,356,000
                                                                              ------------------    ------------------
Goodwill                                                                               3,515,698             3,515,698
                                                                              ------------------    ------------------
Other assets                                                                              60,312                60,312
                                                                              ------------------    ------------------
                                                                              $       15,872,526    $       15,618,681
                                                                              ==================    ==================


                     NETWOLVES CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

(continued)                                                                       September 30,           June 30,
                                                                                      2004                  2004
                                                                              ------------------    ------------------
                                                                                   (Unaudited)
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
    Accounts payable and accrued expenses                                     $        4,818,800    $        4,345,225
    Dividends payable                                                                  1,796,900             1,810,179
    Accrued losses of discontinued operations                                             97,874               107,841
    Deferred revenue                                                                     131,407               369,088
                                                                              ------------------    ------------------
       Total current liabilities                                                       6,844,981             6,632,333

Deferred revenue                                                                           8,333                29,667

Accrued losses of discontinued operations                                                 -                     18,514
                                                                              ------------------    ------------------

         Total liabilities                                                             6,853,314             6,680,514
                                                                              ------------------    ------------------
Commitment and contingencies

Shareholders' equity
    Series A convertible preferred stock, $.0033 par value; $6,363,554 liquidation preference; 1,000,000 shares authorized; 206,025 and
      190,616 shares issued and outstanding on September 30, 2004 and June
      30, 2004, respectively                                                           2,368,292             2,112,039
    Series B convertible preferred stock, $.0033 par value; $9,137,930 liquidation preference; 500,000 shares authorized; 270,269 shares
      issued and outstanding on September 30, 2004 and June 30, 2004                   3,301,774             3,257,037
    Series C convertible preferred stock, $.0033 par value; $6,940,308 liquidation preference; 100,000 shares authorized; 55,785 and 72,461 shares issued and outstanding on September 30, 2004 and June 30,
      2004, respectively                                                               2,244,365             3,013,771
    Preferred stock, $.0033 par value; 400,000 shares authorized; no shares
      issued and outstanding on September 30, 2004 and June 30, 2004                       -                     -
    Common stock, $.0033 par value; 50,000,000 shares authorized;
      22,019,240 and 20,925,261 shares issued and outstanding on September
      30, 2004 and June 30, 2004, respectively                                            72,664                69,054
     Additional paid-in capital                                                       73,947,959            73,631,120
     Unamortized value of equity compensation                                           (265,554)             (480,201)
     Accumulated deficit                                                             (72,650,288)          (72,664,653)
                                                                              ------------------    ------------------
       Total shareholders' equity                                                      9,019,212             8,938,167
                                                                              ------------------    ------------------
                                                                              $       15,872,526    $       15,618,681
                                                                              ==================    ==================

                     NETWOLVES CORPORATION AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                        For the three months ended
                                                                                                 September 30,
                                                                                    ----------------------------------
                                                                                                        (As restated)
                                                                                            2004                  2003
                                                                                    -----------------  ---------------
 Revenue
       Voice services                                                               $       5,017,381  $     4,161,074
       Managed service charges                                                              1,871,433        1,399,776
       Equipment and consulting                                                               186,955          440,696
                                                                                    -----------------  ---------------
                                                                                            7,075,769        6,001,546
                                                                                    -----------------  ---------------
 Cost of revenue
       Voice services                                                                       3,137,097        2,747,932
       Managed service charges                                                              1,074,256          920,813
       Equipment and consulting                                                               131,108          289,666
                                                                                    -----------------  ---------------
                                                                                            4,342,461        3,958,411
                                                                                    -----------------  ---------------
 Gross profit                                                                               2,733,308        2,043,135
                                                                                    -----------------  ---------------
Operating expenses
    General and administrative                                                              1,579,089        1,646,116
    Engineering and development                                                               234,765          253,399
    Sales and marketing                                                                       911,093        1,037,717
                                                                                    -----------------  ---------------
                                                                                            2,724,947        2,937,232

 Income (loss) before other income                                                              8,361         (894,097)
                                                                                    -----------------  ---------------
 Other income
    Investment income                                                                           6,004            1,391

    Minority interest                                                                          -                   307
                                                                                    -----------------  ---------------
                                                                                                6,004            1,698
                                                                                    -----------------  ---------------
Income (loss) before income taxes                                                              14,365         (892,399)
Provision for income taxes                                                                     -    .           32,000
                                                                                    -----------------  ---------------
 Net income (loss)                                                                  $          14,365  $      (924,399)
                                                                                    =================  ===============


                     NETWOLVES CORPORATION AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 (continued)                                                                               For the three months ended
                                                                                                 September 30,
                                                                                       ---------------------------------
                                                                                                            (As restated)
                                                                                              2004              2003
                                                                                       ------------------  --------------


 Basic and diluted net loss per share

 Net income (loss)                                                                     $           14,365  $      (924,399)

    Dividends and beneficial conversion feature on convertible preferred stock                   (406,645)      (3,425,607)
                                                                                       ------------------  ---------------
Net loss attributable to common shareholders                                           $        (392,280)  $    (4,350,006)
                                                                                       ==================  ===============

Basic and diluted net loss per share                                                   $            (.02)  $         (.27)
                                                                                       ==================  ===============
 Weighted average common shares
    outstanding, basic and diluted                                                             21,538,183       15,996,335
                                                                                               ==========       ==========
